Commitments	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments
Commitments
The annual future minimum operating lease payments for premises for the next five years are as follows:

For the year ending December 31,
2018	$3,248
2019	2,238
2020	2,348
2021	2,374
2022	2,318
$12,526

Included in general and administrative expenses and equipment costs are operating lease expenses relating to premises of $2,902 and $3,515 for the years ended December 31, 2017 and 2016, respectively.
During the year ended December 31, 2017, the Company entered into a contract to incur capital expenditures related to the development of property, plant and equipment for $17.6 million. This commitment is expected to be settled in 2018.